SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                             INFORMATION REQUIRED IN
                                 PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy  Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            APPLIED FILMS CORPORATION
                (Name of registrant as specified in its charter)


    (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee Paid:
[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
         (2)      Form, schedule, or registration statement no.:
         (3)      Filing party:
         (4)      Date filed:

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT










                         ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 24, 2001



                                [GRAPHIC OMITTED]







                            APPLIED FILMS CORPORATION
                               LONGMONT, COLORADO

                            APPLIED FILMS CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


Dear Shareholders:

     The Annual Meeting of Shareholders of Applied Films Corporation will be held at 9586 I-25 Frontage Road, Longmont, Colorado 80504, on Wednesday, October 24, 2001, at 8:00 A.M., local time, for the following purposes:

          1. To elect one (1) director, for a term of three years.

          2. To consider and vote upon a proposal to approve the First Amendment to the Applied Films Corporation Outside Director Stock Option Plan.

          3. To elect one (1) Secretary to the Board for a term of one year.

          4. To transact such other business as may properly come before the meeting or at any adjournment of the meeting.

     Shareholders of record at the close of business August 20, 2001, will be entitled to vote at the meeting or any adjournment of the meeting.

     Your vote is important. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot attend the meeting in person, you may vote your shares by completing a proxy on the internet as described in the following materials or by completing and signing the enclosed proxy card and promptly returning it in the envelope provided. If you do attend the meeting and wish to vote in person, you may do so even though you have submitted a proxy.


Dated: September 17, 2001
Longmont, Colorado



/s/ Lawrence D. Firestone
Lawrence D. Firestone, Secretary

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------

                            APPLIED FILMS CORPORATION
                             9586 I-25 FRONTAGE ROAD
                            LONGMONT, COLORADO 80504
                               __________________

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                           to be held October 24, 2001
                               __________________

                   SOLICITATION OF PROXIES FOR ANNUAL MEETING

     This Proxy Statement is furnished to the Shareholders of Applied Films Corporation in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders which will be held at 9586 I-25 Frontage Road, Longmont, Colorado 80504, October 24, 2001, at 8:00 A.M., local time.

     The Annual Meeting is being held for the following purposes:

          1.   To elect one (1) director, for a term of three years.

          2. To consider and vote upon a proposal to approve the First Amendment to the Applied Films Corporation Outside Director Stock Option Plan.

          3.   To elect one (1) Secretary to the Board for a term of one year.

          4. To transact such other business as may properly come before the meeting or at any adjournment of the meeting.

     Whether you hold shares directly or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee.

     If you are a shareholder of record, you may vote:

               - By the Internet - If you have internet access, you may submit your proxy by following the "Vote by Internet" instructions on the proxy card. If you vote by the internet, you do not need to return your proxy card.

               - By Mail - You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

     For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the internet. If you provide specific voting instructions by mail, telephone or the internet, your shares will be voted by your broker or nominee as you have directed.

     If a proxy in the form distributed by our Board of Directors is properly executed and returned to us, the shares represented by the proxy will be voted at the Annual Meeting of Shareholders and at any adjournment of that meeting. Where shareholders specify a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the nominees named by the Board of Directors in the proxy and FOR the proposals described in the proxy. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by our transfer agent.

     A proxy may be revoked prior to its exercise by delivering a written notice of revocation to the Secretary of our Company, executing and delivering a proxy of a later date or attending the meeting and voting in person. Attendance at the meeting does not automatically act to revoke a proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On August 15, 2001, there were outstanding 6,833,251 total shares of common stock. The record date for determining the shareholders entitled to vote at the Annual meeting is August 20, 2001. Shares cannot be voted unless the shareholder is present at the meeting or is represented by proxy.

     The following table sets forth as of August 15, 2001, information concerning persons known to management who may be deemed to be beneficial owners of more than 5% of our common stock. Except as described in the notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

            Name and Address of Beneficial Owner             Amount and Nature of       Percent of
            ------------------------------------             Beneficial Ownership      Common Stock
                                                             --------------------      ------------
            Unaxis Holding AG
            Hofwiessenstrasse 135
            P.O. Box 2409, CH-8021
            Zurich, Switzerland                                    673,353(1)               9.9%

            Suffolk Capital Management, Inc.
            1633 Broadway
            New York, New York 10019                               455,673(2)               6.7%

            RS Investments
            338 Market Street
            San Francisco, CA  94111-5312                          438,200(3)               6.4%

            Taunus Corporation
            (for Bankers Trust Company)
            31 West 52nd Street
            New York, NY  10019                                    434,995(4)               6.4%

            Deutsche Asset Management Americas
            130 Liberty Street
            New York, NY  10006-1012                               432,840(5)               6.3%

            Maple Row Management, Inc.
            112 Rowayton Avenue
            Rowayton, Connecticut  06853                           423,415(6)               6.2%

            Cecil Van Alsburg
            9586 I-25 Frontage Road
            Longmont, Colorado  80504                              346,307(7)               5.1%

                                      NOTES

     (1) On December 31, 2000, we issued 673,353 shares of Common Stock to Balzers Process Systems GmbH, a subsidiary of Unaxis Holding AG, as partial consideration for our acquisition on that date of the LAC Division. Balzers Process Systems GmbH has transferred the shares to Unaxis Holding AG.

     (2) Suffolk Capital Management, Inc. disclosed to us on behalf of its investment advisory clients that it had acquired beneficial ownership of 455,673 shares of Common Stock as of March 31, 2001.

     (3) In a Schedule 13F, dated June 30, 2001, RS Investments disclosed on behalf of its investment advisory clients that it had acquired beneficial ownership of 438,200 shares of Common Stock.

     (4) Taunus Corporation, as a holding company, disclosed on behalf of its subsidiary, Bankers Trust Company, that

          Bankers Trust Company had acquired beneficial ownership of 434,995 shares of Common Stock as of June 30, 2001.

     (5) In a Schedule 13F, dated March 31, 2001, Deutsche Asset Management Americas disclosed on behalf of its investment advisory clients that it had acquired beneficial ownership of 432,840 shares of Common Stock.

     (6) Maple Row Management disclosed to us on behalf of its investment advisory clients that it had acquired beneficial ownership of 423,415 shares of Common Stock as of June 30, 2001.

     (7) Includes 344,317 shares held by Mr. Van Alsburg and 1,990 owned by Mr. Van Alsburg's spouse.

                       NOMINEES FOR ELECTION AS DIRECTORS

     Our Articles of Incorporation provide for the division of the Board of Directors into three classes of nearly equal size with staggered three-year terms of office. The Articles of Incorporation provide that the Board shall consist of not less than five (5) nor more than nine (9) members. The Board is currently composed of seven (7) members.

     Mr. Van Alsburg, one of our directors, has notified the Board that he will retire and not stand for re-election at the October 2001 annual meeting of shareholders. Mr. Galdos, another of our directors, was appointed to serve on our Board pursuant to an agreement giving Unaxis Holding AG the right to nominate one director as long as they own 10% or more of our outstanding common stock, subject to certain terms and conditions. Unaxis no longer owns 10% or more of our outstanding common stock, and Mr. Galdos has not been nominated for re-election at the October 2001 meeting. Following the retirement of Mr. Van Alsburg and the departure of Mr. Galdos, the board will be composed of five (5) members.

     One (1) person has been nominated for election to the Board to serve the term indicated below. The Board of Directors has nominated the following person to election to the Board of Directors:

                                   Annual Shareholder Meeting at
                 Person               Which Term will Expire
           -------------------    --------------------------------
             John S. Chapin                    2004

     Holders of common stock should complete the accompanying proxy. Unless otherwise directed by a shareholder's proxy, it is intended that the votes cast upon exercise of proxies in the form accompanying this statement will be in favor of electing the nominee as director for the term indicated above. The nominee is presently serving as director. The following pages of this Proxy Statement contain more information about the nominee and other of our directors.

     A plurality of the votes cast at the Annual Meeting is required to elect the nominee as director of our Company. The individual who receives this number of votes cast by the holders of our common stock will be elected as director. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by our transfer agent.

     If the nominee becomes unavailable for election due to circumstances not now known, the accompanying proxy will be voted for such other person to become a director as the Board of Directors selects. The Board of Directors recommends a vote FOR the election of this person nominated by the Board.

          NOMINEES FOR ELECTION AS SECRETARY TO THE BOARD OF DIRECTORS

     The Board of Directors has nominated the following person for election as the Secretary to the Board of Directors:

                                       Annual Shareholder Meeting at
                   Person                 Which Term will Expire
           -----------------------    --------------------------------
             Daniel C. Molhoek                     2002

     Holders of common stock should complete the accompanying proxy. Unless otherwise directed by a shareholder's proxy, it is intended that the votes cast upon exercise of proxies in the form accompanying this statement will be in favor of electing the nominee as Secretary to the Board of Directors for the term indicated above. The nominee is presently not serving as Secretary to the Board of Directors. The following pages of this Proxy Statement contain more information about the nominee.

     A plurality of the votes cast at the Annual Meeting is required to elect the nominee as Secretary to the Board of Directors. As such, this individual who receives this number of votes cast by the holders of our common stock will be elected as Secretary to the Board of Directors. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting. Votes cast at the meeting and submitted by proxy will be tabulated by our transfer agent.

     If the nominee becomes unavailable for election due to circumstances not now known, the accompanying proxy will be voted for such other person to become the Secretary to the Board of Directors as the Board of Directors selects. The Board of Directors recommends a vote FOR the election of this person nominated by the Board.

                             Nominees and Directors

     The content of the following table is based upon information as of August 15, 2001, furnished to us by the nominees and other directors.

                                                            Year First        Amount and Nature of     Percent of
                     Name                         Age     Became Director     Beneficial Ownership    Common Stock
 Nominee for Election as Director for a Term
 Expiring in 2004

 John S. Chapin                                   60           1976                   323,317  (1)        4.7%

 Directors Whose Terms Expire in 2001

 Aitor Galdos                                     46           2000                         -              *

 Cecil Van Alsburg                                64           1976                   346,307  (2)        5.1%

 Directors Whose Terms Expire in 2003

 Thomas T. Edman                                  39           1998                    53,454  (3)         *

 Vincent Sollitto, Jr. (a)                        53           1999                     3,455  (4)         *

 Directors Whose Terms Expire in 2002

 Richard P. Beck (a)                              68           1998                     4,455  (5)         *

 Chad D. Quist (a)                                39           1997                     3,455  (4)         *

 Nominee for Election as Secretary to
 the Board of Directors with a Term
 Expiring in 2002

 Daniel C. Molhoek                                60            N/A                     1,000  (6)         *

*Denotes ownership of less than one percent.
(a)     Member Audit and Compensation Committees

                                      NOTES

(1) Includes (i) 114,603 shares held by Mr. Chapin, (ii) 170,714 shares held by the John Chapin Family Trust, of which Mr. Chapin is the Trustee, and (iii) options to purchase 38,000 shares of Common Stock exercisable within 60 days.
(2) Includes (i) 344,317 shares held by Mr. Van Alsburg and, (ii) 1,990 owned by Mr. Van Alsburg's spouse.
(3) Includes (i) 10,546 shares held by Mr. Edman and (ii) options to purchase 42,908 shares of Common Stock exercisable within 60 days.
(4) Consists of options to purchase 3,455 shares of Common Stock exercisable within 60 days.
(5)  Includes (i) 1,000  shares held by Mr. Beck  jointly  with his spouse,  and
     (ii) options to purchase 3,455 shares of Common Stock exercisable within 60 days.
(6)  Consists of 1,000 shares of Common Stock.

     John S. Chapin co-founded Applied Films Lab, Inc. in 1976 and served as Vice President - Research, Corporate Secretary from 1976 to November 2000. Mr. Chapin has also served as a director of our company since its inception. Mr. Chapin is the inventor of the planar magnetron and co-inventor of a reactive sputtering process control. Mr. Chapin has a bachelors of science degree in geophysics from the Colorado School of Mines and a masters degree in electrical engineering from the University of Colorado.

     Aitor Galdos has been a director of our company since January, 2001, following the acquisition of the Large Area Coatings division of Unaxis Holding AG. Mr. Galdos has served as Vice President and Corporate Development Manager at Unaxis Corporation since 1999, and served in various positions, including Division Manager of Development of TFT Displays Division at Unaxis (formerly Balzers) since 1988. Mr. Galdos was appointed to serve on our Board of Directors by Unaxis pursuant to an agreement providing that Unaxis will have the right to nominate one director as long as they own 10% or more of our outstanding common stock subject to certain terms and conditions.

     Cecil Van Alsburg co-founded Applied Films Lab, Inc. in 1976 and served as our President and Chief Executive Officer from 1976 to May 1998. Mr. Van Alsburg has also served as a director or our company since its inception and has been Chairman of the Board since January 1998. Prior to 1976, Mr. Van Alsburg was employed in various capacities by Donnelly Corporation, where he had worked since 1957. Mr. Van Alsburg majored in civil engineering and architecture at The University of Michigan.

     Thomas T. Edman has been employed by our company since June 1996 and has served as our President and Chief Executive Officer since May 1998. From June 1996 until May 1998, Mr. Edman served as Chief Operating Officer and Executive Vice President. Mr. Edman has served as a director of our company since July 1998. From 1993 until joining our company, he served as General Manager of the High Performance Materials Division of Marubeni Specialty Chemicals, Inc., a subsidiary of a major Japanese trading corporation. Mr. Edman has a bachelors of arts degree in East Asian studies (Japan) from Yale and received a masters degree in business administration from The Wharton School at the University of Pennsylvania.

     Vincent F. Sollitto, Jr. has been a director of our company since October 1999. Mr. Sollitto has been President and Chief Executive Officer since June 1996 and a member of the Board of Directors since July 1996 at Photon Dynamics, Inc. From August 1993 to 1996, Mr. Sollitto was the General Manager of Business Unit Operations for Fujitsu Microelectronics, Inc. From April 1991 to August 1993, he was the Executive Vice President of Technical Operations at Supercomputer Systems, Incorporated. Mr. Sollitto spent 21 years in various management positions at IBM, including Director of Technology and Process. Mr. Sollitto serves as a director on the boards of Irvine Sensors Corporation and UltraTech Stepper. Mr. Sollitto holds a bachelor of science degree in electrical engineering from Tufts College.

     Richard P. Beck has been a director of our company since May 1998. Since 1992, Mr. Beck has served as Chief Financial Officer of Advanced Energy Industries, Inc., a manufacturer of power conversion and control systems. Since 1995, Mr. Beck has also served as a director of Advanced Energy Industries, Inc. From 1987 to 1992, Mr. Beck served as Executive Vice President and Chief Financial Officer of Cimage Corporation, a computer software company. Mr. Beck serves as a director of Photon Dynamics, Inc. and TTM Incorporated. Mr. Beck has a bachelors of science degree in accounting and a masters degree in business administration in finance from Babson College.

     Chad D. Quist has been a director of our company since April 1997. Mr. Quist is the President of Information Products, Inc., a wholly-owned subsidiary of Donnelly Corporation. Mr. Quist has been employed by Donnelly since 1995. Information Products, Inc. is a leading supplier of glass components for the touch screen industry. From 1989 to 1995, Mr. Quist served as Vice President of Fisher-Rosemont, Inc., an industrial instrumentation company. Mr. Quist has a bachelors degree in engineering from Stanford University and a masters degree in business administration from the Kellogg Graduate School of Business at Northwestern University.

     Daniel C. Molhoek has been a partner at the law firm of Varnum, Riddering, Schmidt & Howlett, LLP, our general counsel, since 1973, and has served as Secretary to the Board of Herman Miller, Inc. since July 17, 2001. Mr. Molhoek has a bachelor's degree in industrial engineering and a juris doctor degree, magna cum laude, from The University of Michigan.

     The Board of Directors, which had nine (9) meetings in the last fiscal year, has two standing committees: the Audit Committee and the Compensation Committee. The Company has no nominating committee. All directors attended at least three-fourths of the aggregate number of meetings of the Board and Board committees which they were eligible to attend.

Audit Committee

     The responsibilities of the Audit Committee, which met five (5) times during the last fiscal year, include making recommendations on the choice of independent public accountants, approving the scope of the audit and the audit fee, reviewing financial statements and meeting with such accountants, internal auditors and management. Effective April 24, 2000, our Board of Directors adopted a written  charter  with  respect  to the  Audit  Committee's  roles and responsibilities. Each member of the Audit Committee qualifies as an "independent director" under the current listing standards of the National Association of Securities Dealers.

     In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on SEC Form 10-K with our Company's management and the independent auditors.
Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The Committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors, the auditors' independence from us and our management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in our Annual Report on SEC Form 10-K for the year ended June 30, 2001, for filing with the Securities and Exchange Commission.


                             Audit Committee of the
                              Board of Directors of
                            Applied Films Corporation

                                 Richard P. Beck
                                  Chad D. Quist
                              Vincent Sollitto, Jr.

Compensation Committee

     The Compensation Committee's responsibilities include making recommendations to the Board with respect to executive compensation, including salaries and bonuses, and administering our stock option plans and Employee Stock Purchase Plan. The Compensation Committee met five (5) times during the last fiscal year.


                            COMPENSATION OF DIRECTORS

     Directors who are not officers or employees of, or consultants to our Company, are paid an annual fee of $10,000, a fee of $800 per Board meeting or Committee meeting attended, and $400 for participation in conference call meetings. Such directors are reimbursed for their expenses for each meeting attended. Directors who are our employees are not compensated for their service on the Board.

     On October 26, 1999, the Board of Directors approved the Applied Films Corporation Outside Director Stock Option Plan. The Outside Director Plan has 24,000 shares of common stock reserved for issuance upon the exercise of options. The purpose of the Outside Director Plan is to encourage stock ownership by nonemployee directors to provide those individuals with additional incentive to manage our Company effectively and to contribute to our success and to provide a form of compensation that will attract and retain highly qualified individuals as members of the Board of Directors. On January 24, 2001 each of Mr. Beck, Mr. Quist, Mr. Sollitto, and Mr. Van Alsburg were granted options to purchase 2,545 shares of common stock at an exercise price of $14.00, which options vest on January 24, 2002.


                       COMPENSATION OF EXECUTIVE OFFICERS

Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors, comprised in fiscal 2001 of Vincent Sollitto, Jr., Richard P. Beck and Chad D. Quist is responsible for the establishment of the level and manner of compensation of our Executive Officers. The Compensation Committee adheres to the compensation policies and practices of our Company in establishing the compensation of all employees. The policies reflect our long-time commitment to the participative management process and the resulting emphasis on the collective efforts and achievements of all our employees.

     Compensation Philosophy. Our Company's and the Compensation Committee's approach to compensation is to further our goal of empowering our employees, working individually and as a team, to achieve personal and collective goals. Our compensation policies are intended to reward the achievement of annual and long-term goals, both personal and corporate, as well as to encourage future excellent performance.

     Compensation Policies and Programs. For fiscal year 2001, our compensation programs consisted of cash compensation and stock options. Each year we utilize external wage surveys to determine the total compensation levels of employees performing roles with organizations of similar size and like function. These pay ranges are then used to establish a base compensation. In June 2000, the Board of Directors approved the Executive Team Bonus Plan for fiscal year 2001. Participants included: the Chief Executive Officer and President, the Chief Financial Officer and the other Executive Team members. The bonus range was from 20%-40% of base pay, paid semi-annually and based entirely on overall company achievement. The potential bonuses consisted of four (4) components that were payable independently from one another and if certain goals were met, including revenue, gross profit, earnings per share, and cash balance.

     In June 2001, the Board of Directors approved the Executive Team and Management Team Bonus Policy for fiscal year 2002. Participants include: the Chief Executive Officer and President, the Chief Financial Officer and the other Executive Team members. The bonus range is from 30%-40% of base pay, paid semi-annually based 80% on overall company achievement and 20% on individual goal achievement. The potential bonuses consist of five (5) components that are payable independently from one another and if certain goals are met, including revenue, gross profit percentage, operating profit percentage, cash balance and several predetermined individual goals. We expect to pay bonuses twice per year: promptly after receipt of the second quarter report as reviewed by the auditors and after receipt of the audited financial statements at the end of fiscal year 2002.

     We believe stock options and stock ownership contribute to the aligning of employee's interests with those of shareholders. In June 2001, the Board of
Directors approved the Executive Stock Option Program for fiscal 2002. Participants include: the Chief Executive Officer and President, the Chief Financial Officer, and the other Executive Team members. The program is designed to award a number of shares to each member of the Executive Team based on his compensation level, divided by the trailing six months average stock price. During the following four (4) quarters, one fourth (1/4) of the shares will be granted following the approval of the Board of Directors and priced as of the date approved by the Board.

     We also encourage stock ownership through participation in our Employee Stock Purchase Plan. This plan, available to most of our employees, currently permits employees to purchase shares of our common stock at a discount (up to 15%) from the market price of such shares.

     Compensation of the Chief Executive Officer and President. The compensation of the Chief Executive Officer and President is arrived at using the same methodology as for other senior executives. During fiscal 2001, Mr. Edman, our Chief Executive Officer and President, was paid a base salary and cash bonus of $180,000 and $30,132, respectively, representing total cash compensation of

$210,132. The Chief Executive Officer bonus for fiscal 2001 was determined based on overall company achievement in the areas of revenue, gross profit, earnings per share, and ending cash balance. Under our salary savings plan, we paid Mr. Edman $5,400 (see "Compensation of Executive Officers - Executive Compensation - Benefits.")

     The Compensation Committee will review the limitations on the deductibility for certain compensation paid to Executive Officers whose annual compensation exceeds $1,000,000 as imposed by Section 162(m) of the Internal Revenue Code. To date, no officer has exceeded that level.

                          Compensation Committee of the
                              Board of Directors of
                            Applied Films Corporation

                                 Richard P. Beck
                                  Chad D. Quist
                              Vincent Sollitto, Jr.

Compensation Committee Interlocks and Insider Participation

     We supply thin film coated glass to Information Products, Inc. for use in touch screen displays. Chad Quist, a director of our company and a member of the Compensation Committee, is the President of Information Products, Inc. Our net sales to Information Products, Inc. totaled $245,000 for fiscal 2000 and $1.5 million for fiscal 2001. We believe that the terms of our sales to Information Products, Inc. reflect arms-length terms that are no less favorable than the terms we would have with an independent third party.

     We purchase power supplies from Advanced Energy Industries, Inc. for use in our thin film deposition systems. Richard P. Beck, a director of our company and a member of the Compensation Committee, is the Executive Vice President and Chief Financial Officer of Advanced Energy Industries, Inc. Our purchases from Advanced Energy Industries, Inc. totaled $583,000 for fiscal 2000 and $1.3 million for fiscal 2001. We believe that the terms of our purchases from Advanced Energy Industries, Inc. were negotiated on an arms-length basis and are no less favorable than the terms we would have negotiated with an independent third party.

                               Executive Officers

     The following table sets forth certain information with respect to our executive officers, other than Thomas T. Edman, who also serves as a director (see "Nominees For Election As Directors"):

                                Name                     Age                          Position
                                ----                     ---                          --------
               Graeme Hennessey.....................     63     Vice President - Sales and Marketing
               Lawrence D. Firestone................     43     Chief Financial Officer, Treasurer and Secretary
               Helmut Frankenberger.................     44     Executive Vice President - Thin Film Systems
               Jim Scholhamer.......................     34     Vice President - Operations

Graeme Hennessey has served as our Vice President - Sales and Marketing since April 1993 and is currently also President of Applied Films Asia Pacific. From 1980 until he joined our company, Mr. Hennessey was employed by Donnelly Corporation as a product line manager where he was responsible for sales and marketing as well as manufacturing. Mr. Hennessey has a bachelors of science degree in physics from Catholic University of America and a masters degree in physics from Fordham University.

Lawrence D. Firestone has served as our Chief Financial Officer, Treasurer and Secretary since July 1999. From March 1996 until March 1999, Mr. Firestone served as Vice President and Chief Operating Officer of Avalanche Industries, Inc., a custom cable and harness manufacturer. From 1993 to 1996, Mr. Firestone served as Director of Finance and Operations for the Woolson Spice and Coffee Company, a gourmet coffee roasting and distribution company, and from 1988 to 1993, as Vice President and Chief Financial Officer for TechniStar Corporation, a manufacturer of robotic automation equipment. From 1981 to 1988, Mr. Firestone served in various capacities and finally as Vice President and Chief Financial Officer at Colorado Manufacturing Technology, a contract manufacturer that specialized in PC board and cable assembly. Mr. Firestone has a bachelors of science degree in business/accounting from Slippery Rock State College.

Helmut Frankenberger has served as our Executive Vice President - Thin Film Systems since the LAC acquisition on December 31, 2000. Prior to the acquisition, Mr. Frankenberger served as President of Balzers Process Systems, located in Germany, since 2000, and the Vice President of Large Area Display Division since 1999. From 1997 through 1998, he served as the Division Manager of Display Products, and from 1996 through 1997, served as the Division Manager of Data Storage at Balzers Process Systems. From 1969 to 1987 Mr. Frankenberger served in various capacities related to sales, marketing and equipment service for Leybold Deutschland in Germany, Japan and the United States. Mr.~Frankenberger obtained his bachelors degree in electronic and computer science from University Darmstadt in Germany.

Jim Scholhamer has been employed by us since August 1997. Mr. Scholhamer currently is the Vice President - Operations and was previously the Director of Operations for Thin Film Coatings. From 1992 until he joined the Company, Mr. Scholhamer held the titles of Manufacturing Manager and Process Engineer at Viratec Thin Films, Inc., located in Minnesota. From 1989 to 1992, Mr. Scholhamer served as Production Manager and Process Engineer at Ovonic Synthetic Materials, Inc., a division of Energy Conversion Devices, located in Michigan. Mr. Scholhamer has a bachelors of science degree in engineering from the University of Michigan.

Executive Compensation

     The following table sets forth the annual and long-term compensation paid by our Company to our Chief Executive Officer and each of our four most highly compensated executive officers, for services rendered to our during fiscal 2001, 2000, and 1999.


                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                Long Term
                                                    -------------------              Compensation
                                                                                     ------------
     Name and Principal Positions         Fiscal     Salary        Other Annual       Securities        All Other
     ----------------------------          Year      ------      Compensation (1)     Underlying     Compensation (2)
                                           ----                  ----------------     Options (#)    ----------------
                                                                                      -----------
Thomas T. Edman                          2001        $180,000      $   30,132                 --      $     5,400
   President, Chief Executive Officer    2000        $142,557              --              3,455      $     3,767
                                         1999        $136,310              --             15,000      $     3,371

Graeme Hennessey                         2001        $170,492      $   11,804                 --      $    24,350 (3)
   Vice President - Sales and Marketing  2000        $135,773              --              3,455      $     3,588
                                         1999        $129,818              --                 --      $     3,211

Lawrence D. Firestone                    2001        $165,000      $   20,716                 --      $     4,950
   Chief Financial Officer               2000        $125,408              --             38,000      $     1,752
                                         1999 (4)          --              --                 --               --

James Scholhamer                         2001        $122,684      $   10,056                 --      $     3,681
   Vice President - Operations           2000        $105,988              --              3,455               --
                                         1999        $ 95,040              --                 --               --

Helmut Frankenberger                     2001 (5)    $ 84,885      $   53,049          $  38,000               --
   Executive Vice President              2000              --              --                 --               --
                                         1999              --              --                 --               --

     (1) Represents compensation under our executive bonus plan for fiscal year 2001.

     (2) Represents Company matches under our salary savings plan. See "Compensation of Executive Officers - Executive Compensation - Benefits".

     (3) Represents $3,946 of company matches under our salary savings plan and $20,403 of foreign assignment allowances.

     (4)       Mr. Firestone joined us in July 1999.

     (5) Mr. Frankenberger was previously employed by LAC. Reflects compensation from January through June 2001.


     Option Grants in Last Fiscal Year. Under Option Plans, key employees and certain non-employee directors may be granted options to purchase our common stock. As of June 30, 2001, an aggregate of 594,465 shares of Common Stock were reserved for issuance pursuant to our Option Plans. Shown below is information on grants of stock options during the 2001 fiscal year to Named Executives.


       Name                        Number of       % of Total        Exercise       Expiration     Potential Realizable
       ----                         Shares           Options      Price $/Sh (1)       Date         Value at Assumed
                                  Underlying       Granted to     --------------       ----          Annual Rates of
                                    Options       Employess in                                         Stock Price
                                    Granted        Fiscal year                                       Appreciation for
                                    -------        -----------                                       Option Term (2)
                                                                                                     ---------------
                                                                                                       5%       10%
------------------------------------------------------------------------------------------------------------------------
Helmut Frankenberger               38,000(3)          100%            $14.00          1/24/11       334,571     847,870

(1) The exercise price is equal or greater than the fair market value of the shares on the date the option is granted. The exercise price may be paid in cash.

(2) These amounts are based on assumed rates of appreciation only. Actual gains, if any, on stock option exercises will be dependent on overall market conditions and on the future performance of our common stock. There can be no assurance that the amounts reflected in this table will be realized.

(3) Options become exercisable 25% each year for four years, starting one year from date of grant.

     Fiscal Year-End Options Values. Shown below is information with respect to unexercised options to purchase shares of our Common Stock granted under the Option Plans to the Named Executives and held by them at June 30, 2001. Other than Mr. Hennessey, none of the Named Executives exercised stock options during fiscal 2000.

          Name               Shares        Value       Number of Shares Subject to        Value of Unexercised In-the-
          ----            Acquired on    Realized       Unexercised Options Held        Money Options at June 30, 2001 (1)
                          Exercise (#)                      at June 30, 2001            ----------------------------------
                                                      -----------------------------      Exercisable        Unexercisable
                                                     Exercisable     Unexercisable
---------------------------------------------------------------------------------------------------------------------------
Thomas T. Edman.........      ---          ---           42,908          10,092          $    696,147       $     183,531

Graeme Hennessey........      10,000    $  306,175       25,408           2,592          $    463,055       $      46,656

Lawrence D. Firestone...      ---          ---           13,817          24,183          $    244,388       $     430,976

James Scholhamer........      ---          ---           20,396          17,604          $    354,957       $     314,920

Helmut Frankenberger....      ---          ---           ---             38,000          $    ---           $     266,000

(1) The value of unexercised options reflects the increase in market value of our common stock from the date of grant through June 30, 2001 (when the closing price of our common stock was $21.00 per share). Value actually realized upon exercise by the Named Executives will depend on the value of our common stock at the time of exercise.

     Benefits. We provide group health and life insurance benefits and supplemental unemployment benefits to our regular employees, including executive officers. We also maintain a salary savings plan in which all of our United States regular employees are eligible to participate. We match 100% of the first 2% of an employee's contribution and 25% of a subsequent 4% of an employee's contribution.

     Pension Plan. The following table sets forth the estimated annual benefits payable on June 30, 2001, upon normal retirement at age 65, to our German regular employees, including executive officers, in the specified compensation and years of service classifications under our German pension plan. Projected benefits are computed on a straight line annuity basis, and such benefits are in addition to any amounts which may be received under the German Bundesversicherungsanstalt fur Angestellte (BfA).

            Average Monthly
            Compensation (1)                           Years of Benefit Service (2)
                                 --------------------------------------------------------------------------
                                          20             25             30            35            40
                                          --             --             --            --            --
                                                 (in U.S. Dollars)
            $  1,000...........           60             75             90           105           120
            $  2,000...........          120            150            180           210           240
            $  3,000...........          180            225            270           315           360
            $  4,000...........          240            300            360           420           480
            $  5,000...........          300            375            450           525           600
            $  6,000...........          360            450            540           630           720
            $  7,000...........          420            525            630           735           840
            $  8,000...........          480            600            720           840           960
            $  9,000...........          540            675            810           945          1080
            $10,000............          600            750            900          1050          1200
            $11,000............          660            825            990          1155          1320
            $12,000............          720            900           1080          1260          1440

(1) Compensation is determined under the pension plan by the average of the participant's monthly salary for the last twenty-four (24) months of service (the amount included under the column "Salary" in the Summary Compensation Table), subject to a maximum years of service of forty (40) years.

(2) The Named Executives have credited years of service under the pension plan as follows: Helmut Frankenberger, 16 years.

     Security Ownership of Management. The following table shows, as of August 15, 2001, the number of shares beneficially owned by each of the Named
Executives identified in the executive compensation tables of this Proxy Statement and by all Directors and Executive Officers as a group. Except as described in the notes following the table, the following persons have sole voting and dispositive power as to all of their respective shares.

                                                                       Amount and Nature of         Percent of
Name                                                                   Beneficial Ownership        Common Stock
----                                                                   --------------------        ------------
Thomas T. Edman................................................              53,454    (1)               *
Graeme Hennessey...............................................              25,408    (2)               *
Lawrence D. Firestone..........................................              15,767    (3)               *
James Scholhamer...............................................              20,396    (4)               *
Helmut Frankenberger...........................................               1,000    (5)               *
John S. Chapin.................................................             323,317    (6)             4.7%
Vincent Sollitto, Jr...........................................               3,455    (7)               *
Richard P. Beck................................................               4,455    (8)               *
Chad D. Quist..................................................               3,455    (7)               *
Cecil Van Alsburg..............................................             346,307    (9)             5.1%
Aitor Galdos...................................................                ---                       *
All Executive Officers and Directors as a Group (11 persons)                797,014   (10)            11.7%
*      Denotes ownership of less than one percent.

(1) Includes (i) 10,546 shares held by Mr. Edman and (ii) options to purchase 42,908 shares of Common Stock exercisable within 60 days.

(2) Consists of options to purchase 25,408 shares of Common Stock within 60 days.

(3) Includes (i) 1,900 shares held by Mr. Firestone, (ii) 50 shares held by Mr. Firestone's children, and (iii) options to purchase 13,817 shares of Common Stock exercisable within 60 days.

(4) Consists of options to purchase 20,396 shares of Common Stock exercisable within 60 days.

(5)  Includes (i) 1,000 shares held by Mr. Frankenberger.

(6) Includes (i) 114,603 shares held by Mr. Chapin, (ii) 170,714 shares held by trust, (iii) options to purchase 38,000 shares of Common Stock exercisable within 60 days

(7) Consists of options to purchase 3,455 shares of Common Stock exercisable within 60 days

(8)  Includes (i) 1,000 shares  jointly held by Mr. Beck and Mr. Beck's  spouse,
     (ii) options to purchase 3,455 shares of Common Stock exercisable within 60 days.

(9) Includes (i) 344,317 shares held by Mr. Van Alsburg, (ii) 1,990 owned by Mr. Van Alsburg's spouse.

(10) Includes options to purchase 150,894 shares exercisable within 60 days.

                     APPROVAL OF THE FIRST AMENDMENT TO THE
                            APPLIED FILMS CORPORATION
                       OUTSIDE DIRECTOR STOCK OPTION PLAN


     On July 25, 2001, the Board of Directors adopted the First Amendment to the Applied Films Corporation Outside Director Stock Option Plan subject to approval by our shareholders. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan and in the Amendment set forth in Exhibit A to this Proxy Statement.

General

     The Plan currently provides for the granting of options to non-employee directors of our Company to purchase, in the aggregate, not more than 24,000 shares of our Common Stock. The Plan does not qualify under Internal Revenue Code as a qualified pension plan, profit sharing or stock bonus trust, and the Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan was adopted by our Board of Directors and became effective on October 26, 1999.

Amendment

     The Amendment increases the maximum number of shares available under the Plan from 24,000 to 124,000 shares of common stock.

Purpose

     The purpose of the Plan is to encourage stock ownership by non-employee directors of our Company, to provide them with an additional incentive to manage our Company effectively and to contribute to our success and to provide a form of compensation which will attract and retain highly qualified individuals as members of the Board of Directors of our Company.

Administration of the Plan

     The Plan is administered by the Compensation Committee, each member of which qualifies as a non-employee director, as defined under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934.

Participation in the Plan

     The plan authorizes the Compensation Committee to grant options to acquire shares of our common stock to members of the Board of Directors who are neither contractual nor common law employees of our Company or any of our subsidiaries.

Securities Subject to Option Grants

     If the Amendment is approved, the Plan will provide that a maximum of 124,000 shares of our Common Stock are authorized for issuance pursuant to options granted under the Plan.

     The shares of common stock that may be delivered under the Plan consist of authorized and unissued shares, as well as shares repurchased in the open market. The Plan provides for an equitable adjustment in the number, kind or price of shares of common stock covered by options in the event the outstanding shares of common stock are increased, decreased or changed into or exchanged for a different number or kind of shares of our Company through stock dividends or similar changes.

Term of Plan and Amendments

     The Plan automatically terminates on October 26, 2009, unless terminated earlier by the Board of Directors. The Committee, as permitted by law, may amend the Plan at any time with respect to shares not subject to option at the time of amendment of termination. The Plan may not be amended without shareholder approval if the amendment would increase the maximum number of shares which may be optioned under the Plan, materially increase the benefits accruing to option holders under the Plan, decrease the exercise price of options granted under the Plan, remove the administration of the Plan from the Committee, or permit the granting of options under the Plan after the term of the Plan has expired.

Transferability of Options

     Options may not be transferred except by will or the laws of descent and distribution upon an optionee's death. During the lifetime of an optionee, options may be exercised only by the optionee. We may impose such restrictions on shares acquired pursuant to the exercise of an option as we deem advisable, including, without limitation, restrictions under federal and state securities laws.

Merger or Consolidation

     The Plan provides that if we are the surviving corporation in any merger or consolidation, or if we are merged into a wholly owned subsidiary solely for purposes of changing our state of incorporation, each outstanding option will pertain to the securities to which a holder of the number of shares of stock subject to the option would have been entitled. The Plan provides also that upon a sale of all or substantially all of our assets or our dissolution or liquidation or in the event of a merger or consolidation in which we are not the surviving corporation, outstanding options under the Plan will terminate. However, optionees will have the right, immediately prior to such sale of assets, dissolution or liquidation, or merger or consolidation in which we are not the surviving corporation, to exercise any unexercised options, in whole or in part subject to the provisions of the Plan.

The Grant of Stock Options

     Options granted under the Plan are evidenced by written agreements contained in such form as may be established by the Committee. In consideration of the grant of an option, optionees are required to agree to continue to serve as a director of our Company, as the case may be, for the lesser of, at least, twelve (12) months of the date the option is granted or for the remainder of the optionee's term as a director of our Company. Notwithstanding this requirement, nothing contained in the Plan or any agreement executed pursuant to the Plan will obligate us, the Board of Directors or our shareholders to retain the optionee as a director.

     The option price, set forth in each option agreement must be One Hundred Percent (100%) of the fair market value of the shares on the date an option is granted. The Plan provides that if sharers of our common stock are not listed upon an established stock exchange or exchanges, but are traded in the over-the-counter market, the fair market value per share will be the closing price of such stock on the national market list, as reported by the National Association of Securities Dealers Automated Quotation System on the date the option is granted, or if no sale of shares is reflected in NASDAQ on that date, on the next proceeding date on which there was a sale of shares reflected in NASDAQ. If the shares become listed on an established stock exchange or exchanges, the fair market value per share will be the closing price of the shares on such stock exchange or exchanges on the date the option was granted, or if no sale of shares is made by any stock exchange on that date, on the next preceding date on which there was a sale of shares.

When Options May Be Exercised

     No option may be exercisable in whole or in part prior to the first anniversary of the date of grant of the option, except in the event of our dissolution or liquidation, where the merger or consolidation of our Company in which it is not the surviving entity. After the first anniversary of the date of the grant of an option, an option may be exercised at any time or from time to time during the term of the option upon written notice of intent to exercise the option to the Chief Financial Officer of our Company, as to any or all shares covered by the option; however, an option may not be exercised with respect to less than one hundred (100) shares, unless the remaining shares covered by an option are fewer than one hundred (100) shares. The option price for each share purchased pursuant to the exercise of an option is payable and full upon exercise, it must be paid in cash for its equivalent, by tendering previously acquired common stock, if such shares are utilized as payment to acquire at least one hundred (100) shares of common stock, or a combination of cash and previously acquired common stock.

Termination of Services as Director

     In the event an optionee shall cease to serve us as a director for any reason, other than such optionee's death, each option held by such optionee shall remain exercisable, subject to prior expiration according to its terms and other limitations imposed by the Plan, for a period of one (1) year following the optionee's cessation of service as a director of our Company. If the optionee dies after such cessation of service, the optionee's options shall be exercisable as if the optionee ceased to be a director by reason of death (described in the following paragraph).

     If an optionee ceases to be a director by reason of death, each option held by such optionee shall, to the extent rights to purchase shares under the option have been accrued at the time of death and shall not have been fully exercised, be exercisable in whole or in part, by the personal representative of the optionee's estate, or by any person or persons who have acquired the option directly from the optionee by bequest or inheritance during the shorter of the following periods:

          -    The term of the option, or

          - A period of one (1) year from the death of such optionee. If an optionee dies during the extended exercise period following cessation of service specified above concerning termination of service for any reason other than death, such option may be exercised any time within the longer of such extended period or one (1) year after death, subject to the prior expiration of the term of the option.

Federal Tax Consequences

     The following paragraphs summarize the federal income tax consequences with respect to the grant of options and acquisitions and dispositions of shares, based upon management's understanding of existing federal income tax laws as of the date of this statement. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed and may vary from locality to locality.

     An optionee will not recognize taxable income at the time an option is granted under the Plan unless the option has a readily ascertainable market value at the time of grant. Management understands that options granted under the Plan do not have a readily ascertainable market value; therefore, income cannot be recognized by an optionee before the time of exercise of an option. Because the option will not qualify as an incentive stock option under the Internal Revenue Code, the difference between the fair market value of the shares at the time an option is exercised and the option price generally, will be treated as ordinary income to the optionee. We are entitled to a corresponding deduction equal to the amount of the optionee's ordinary income.

     Tax consequences to an optionee will arise again at the time the shares of common stock are sold. In general, if the shares have been held for more than one (1) year, the gain or loss will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term gain or loss. The amount of any gain or loss will be calculated under the general principles for determining gain and loss, and will equal the difference between the amount realized in the sale and the tax basis and the shares of common stock. The tax basis will equal the costs of the shares (the option price paid), plus any income recognized upon exercise of the option.

Required Vote for Approval

     At the Annual Meeting, the shareholders are being requested to consider and approve the First Amendment to the Plan, which would increase the number of shares reserved for issuance under the Plan from 24,000 to 124,000. The affirmative vote of a majority of the holders of our outstanding voting stock represented and voted at the Annual Meeting is required to approve the Plan.

     The Board of Directors recommends a vote FOR approval of the First Amendment to the Applied Films Corporation Outside Director Stock Option Plan.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return on our common stock with the cumulative total return of the NASDAQ Stock Market (U.S.) and the cumulative total return of an industry peer group (the "Peer Group") for the period commencing November 21, 1997, the effective date of our initial public offering, and ending June 30, 2001. The Peer Group consists of Southwall Technologies, Inc., Intevac, Inc., Photon Dynamics, Inc., and Three-Five Systems, Inc. The graph assumes the investment of $100 on November 21, 1997 in our common stock, the NASDAQ Stock Market (U.S.) and the Peer Group Index with dividends reinvested.



                 COMPARISON OF 43 MONTH CUMULATIVE TOTAL RETURN*
                        AMONG APPLIED FILMS CORPORATION,
                    THE NASDAQ STOCK MARKET (U.S.) INDEX, AND
                                  A PEER GROUP

                                [OBJECT OMITTED]

* $100 INVESTED ON 11/21/97 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.

APPLIED FILMS CORP (AFCO)
                                                                                                         %Peer Group
Peer Group Cumulative Total Return                           Weighted Cumulative Total Return             Market Cap
                                                       ---------------------------------------------  ---------------
(Weighted Average by Market Value)                        11/97     6/98    7/99      7/00     6/01        30-Jun-01

Peer Group Weighted Average:                            $100.00   $83.64  $76.68   $419.99  $144.04

INTEVAC INC COM   (IVAC)                                $100.00   $96.97  $49.09   $ 36.97   $42.67            1.99%
PHOTON DYNAMICS INC COM   (PHTN)                        $100.00   $76.71 $265.75  $1637.00  $591.78           38.12%
SOUTHWALL TECHNOLOGIES INC COM  SWTX)                   $100.00   $64.52  $50.81   $141.14   $41.94            3.81%
THREE FIVE SYS INC COM   (TFS)                          $100.00   $81.06  $68.01   $586.31  $178.67           56.08%

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, our directors and executive officers, as well as any person holding more than 10 percent of our Common Stock, are required to report initial statements of ownership of our securities and changes in such ownership to the Securities and Exchange Commission. Based upon a review of the copies of such forms furnished to us, we believe the following: Mr. Van Alsburg filed one late report representing one transaction.

                         Principal Accounting Firm Fees

     The following table set forth the aggregate fees billed to us for the fiscal year ended June 30, 2001 by our principal accounting firm, Arthur Andersen LLP:

                  Audit fees....................................................... $      172,500
                  Financial Information Systems Design and Implementation Fees..... $            0
                  All other Fees
                      Audit Related Fees........................................... $      406,036
                      Non-Audit Related Fees....................................... $            0
                           Total Fee............................................... $      578,536

     Audit related services generally include fees for business acquisitions and accounting consultations.

     The Audit Committee considered whether the provision of services described above under "All Other Fees" is compatible with maintaining the principal accountant's independence.

                  RELATIONS WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Our combined consolidated financial statements have been examined by Arthur Andersen LLP, independent certified public accountants. A representative of Arthur Andersen LLP is expected to be present at the annual meeting with the opportunity to make a statement, if desired, and will be available to respond to appropriate questions. It is anticipated that our Audit Committee will select our auditors before the end of this calendar year.

                    SHAREHOLDER PROPOSALS 2002 ANNUAL MEETING

     Any proposal of a shareholder intended to be presented for action at our 2002 annual meeting must be received by the Company at 9586 I-25 Frontage Road, Longmont, Colorado 80504, not later than May 20, 2002, if the shareholder wishes the proposal to be included in our proxy materials for that meeting.

                       AVAILABILITY OF 10-K ANNUAL REPORT

     An annual report on Form 10-K to the Securities and Exchange Commission for the year ended June 30, 2001 containing certified financial statements has been mailed to the shareholders with these materials and also will be provided free to shareholders upon written request. Write Applied Films Corporation,
Attention: Lawrence D. Firestone, 9586 I-25 Frontage Road, Longmont, Colorado 80504.

                                  MISCELLANEOUS

     Our management is not aware of any other matter to be presented for action at the meeting. However, if any such other matter is properly presented for action, it is the intention of the persons named in the accompanying forms of proxy to vote thereon in accordance with their best judgment.

     The cost of soliciting proxies in the accompanying forms will be borne by us. In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by some of our regular employees.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

September 17, 2001.                                  /s/ Cecil Van Alsburg

                                                     Cecil Van Alsburg
                                                     CHAIRMAN OF THE BOARD

                                    Exhibit A

                             FIRST AMENDMENT TO THE
          APPLIED FILMS CORPORATION OUTSIDE DIRECTOR STOCK OPTION PLAN

                                   BACKGROUND

         1. Effective October 26, 1999, Applied Films Corporation (the "Company") adopted and approved the Applied Films Corporation Outside Director Stock Option Plan (the "Plan").

         2. The Plan provides for the reservation, for purposes of the Plan, of twenty-four thousand (24,000) shares of the Company's common stock, no par value per share.

         3. The Company desires to amend the Plan to provide for an increased number of shares to be authorized under the Plan.

                                    AGREEMENT

         1. The provisions of Section 5 are deleted in their entirety and replaced as follows:

               Subject to the adjustments as provided in Subsection 6(h), the aggregate number of shares reserved for purposes of the Plan shall be One Hundred Twenty-Four Thousand (124,000) shares authorized and unissued shares or issued shares reacquired by the Company (the "Shares"). Determinations as to the number of Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and such interpretations thereof. If any outstanding option under the Plan expires or is terminated for any reason before the end of the Term of the Plan, the shares allocable to the unexercised portion of such option shall become available for the grant of other options under the Plan. No shares delivered to the Company in full or partial payment upon exercise of an option pursuant to Subsection 6(d) or in full or partial payment of any withholding tax liability permitted under Section 9 shall become available for the grant of other options under the Plan.

         2. Except as otherwise set forth herein, the terms of the Plan are hereby ratified and shall continue in full force and effect.

         Approved by the Board of Directors of the Company on July 25, 2001.

                                                APPLIED FILMS CORPORATION


                                                /s/ Lawrence D. Firestone
                                                -------------------------
                                                Lawrence D. Firestone, Secretary

         Approved by the Shareholders of the Company on October 24, 2001.


                                                APPLIED FILMS CORPORATION


                                                --------------------------------
                                                Lawrence D. Firestone, Secretary

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


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An annual  report to  shareholders  for the year ended June 30, 2001  containing certified financial statements is being mailed to the shareholders with these materials.

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